1900 K Street, NW Washington, DC 20006-1110 +1 202 261 3300 Main +1 202 261 3333 Fax www.dechert.com
Corey F. Rose corey.rose@dechert.com +1 202 261 3314 Direct +1 202 261 3158 Fax

August 2, 2018

Via EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Miller/Howard High Income Equity Fund (the “Fund”)

File No. 811-22553

Ladies and Gentlemen:

On behalf of the Fund and pursuant to Rule 14a-6 of the Securities Exchange Act of 1934 and Rule 20a-1 under the Investment Company Act of 1940, as amended, transmitted for filing is the Fund’s preliminary proxy statement in connection with the Annual Meeting of shareholders (the “Annual Meeting”) proposed to be held on or about October 16, 2018.

The purposes of the Annual Meeting are: (1) to approve a new investment advisory agreement for the Fund pursuant to which the Fund’s current investment adviser, Miller/Howard Investments, Inc., will continue as investment adviser to the Fund upon consummation of its sale of 100% of its equity shares to an employee stock ownership plan for the benefit of its employees as described in the attached proxy statement; and (2) Election of Class III Nominees to the Fund’s Board of Trustees; and (3) to transact such other business as may properly come before the Annual Meeting and any adjourned session thereof.

It is anticipated that the proxy materials will be sent to shareholders on or around August 22, 2018.

No fees are required in connection with this filing. Please direct any comments or questions regarding this filing to the undersigned at (202) 261-3314.

Very truly yours,

/s/ Corey F. Rose

Corey F. Rose

cc:	Thomas M. Majewski